SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): January 2, 1998



                          WESTMARK GROUP HOLDINGS, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)



       0-18945                                              84-1055077
       -------                                              ----------
  (Commission File Number)                                (I.R.S. Employer
                                                         Identification No.)



           355 N.E. Fifth Avenue, Suite 4, Delray Beach,Florida 33483
           ----------------------------------------------------------
          (Address of principal executive offices, including zip code)



                                 (561) 243-8010
                                 --------------
              (Registrant's telephone number, including area code)

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                                                     EXHIBITS

Exhibit
   No.                                                                      Page

  1.1             Letter dated January 2, 1998 of
                    Comiskey & Company.........................................5




                                        2

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Item 1            Changes in Control of Registrant

                  Inapplicable

Item 2            Acquisition or Disposition of Assets

                  Inapplicable

Item 3            Bankruptcy or Receivership

                  Inapplicable

Item 4            Changes in Registrant's Certifying Accountant

                  Comiskey & Company has resigned as the Company's, (a Delaware corporation), independent certified public accountants effective January 2, 1998.

                  Rachlin, Cohen & Holtz has been engaged on January 2, 1998 as the Company's independent certified public accountants.

                  The decision to change accountants was approved by the Company's board of directors.

                  There were no disagreements between the Company and Comiskey & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure in connection with the audits of the fiscal years ended December 31, 1996, 1995 and 1994 and any subsequent interim period preceding such resignation.


Item 5            Other Events

                  Inapplicable

Item 6            Resignations of Registrant's Directors

                  Inapplicable

Item 7            Financial Statements and Exhibits

                  Letters provided by former accountants.

Item 8            Change in Fiscal Year

                  Inapplicable


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               WESTMARK GROUP HOLDINGS, INC.


                               By:    /s/ Irving H. Bowen
                                  --------------------------------------------
                               Irving H.  Bowen, Executive Vice President,
                               Treasurer & Chief Financial Officer, Director (Principal Accounting Officer & Duly Authorized Director & Officer of the Registrant)

                               By:    /s/ Mark D. Schaftlein
                                  --------------------------------------------
                               Mark D. Schaftlein, President & Chief Executive Officer, Director
                               (Duly Authorized Director & Officer of the
                               Registrant)



Dated: January 6, 1998


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